DELAWARE GROUP

For Tax-Exempt Income

Tax-Free Pennsylvania Fund

1997
Semi-Annual
Report

professional management

service and guidance

goals

(Photo of illustration from Tax Exempt Brochure)

DELAWARE
GROUP
=========

--------------------------------------------------------------------------------
S E P T E M B E R   9 ,   1 9 9 7

Dear Shareholder:
THE FIRST HALF OF FISCAL 1998 WAS A TIME OF NEW BEGINNINGS AND challenges for Tax-Free Pennsylvania Fund, one of America's oldest single-state municipal bond funds.
        For the six months ended August 31, 1997, your Fund provided a total return of +3.10% (for Class A shares at net asset value with distributions reinvested). This was less than the average of our peers and that of our unmanaged benchmark, the Lehman Brothers Municipal Bond Index.

YOUR FUND'S SHORT-TERM RESULTS REFLECTED MANAGEMENT'S EFFORTS TO REDUCE THE FUND'S SENSITIVITY TO CHANGES IN INTEREST RATES, A RESPONSE TO THE STRONG GROWTH RATE OF THE U.S. ECONOMY.

        Your Fund's short-term results reflected management's efforts to lower the Fund's sensitivity to changes in interest rates, a response to the strong growth rate of the U.S. economy. Average effective duration was reduced by more than a full year to a level lower than that of the Lehman Index as of August 31. These efforts reflected a more conservative approach than other tax-exempt Pennsylvania bond funds.
        In the opinion of the Fund's managers, these actions may help protect principal should interest rates rise for the balance of the fiscal year. It may also help Tax-Free Pennsylvania achieve its long-term goals by providing an attractive level of tax-exempt income at a prudent level of risk. However, our approach negatively affected short-term performance when the bond market rallied this past spring.
        At the start of fiscal 1998, bond market conditions were less than ideal. Many investors were concerned that inflation would accelerate given the fact that the U.S unemployment rate had dropped to its lowest level since the early 1970s while the nation's output of goods and services was rising at a robust pace. Nevertheless, consumer price increases unexpectedly remained tame, prompting some investors to bid up bond prices beginning in April. During the summer, a lingering fear that the Federal Reserve Board would raise interest rates to keep inflation in check dissipated like morning fog.
        We believe that in Pennsylvania, bond prices have risen because the state is generally in sound fiscal shape. For the state fiscal year ended June 30, 1997, general fund tax revenues were $575 million more than anticipated, or 3.4% ahead of budget. Personal income tax and inheritance tax revenues were 4.3% and 9.1% more than expected, respectively, according to the Pennsylvania Department of Revenue.

                             1997 semi-annual report
2

        Credit quality within Pennsylvania remains high, as measured by rating services such as Standard & Poor's. In addition, nearly three-quarters of Pennsylvania municipal securities issued since February have been insured, compared to half nationally. Municipal bond insurance can help protect principal if a community faces a financial crisis.
        In July, Congress passed tax legislation that offered provisions we consider beneficial to municipal bond investors, including: 1) cutting the long-term capital gains tax from 28% to 20%, thereby increasing after-tax total return potential of municipal bond funds and 2) maintaining municipal bonds' after-tax income advantage over bonds that generate taxable income.
        At the state level, Pennsylvania has also been making modest tax reform efforts. However, many communities in the state, especially its urban centers, still have tax policies that tend to be less than friendly to investors. In our opinion, municipal bonds remain one of the most attractive alternatives available for income-oriented Pennsylvania residents.
        The first half of fiscal 1998 was the first complete fiscal period that Patrick P. Coyne and Mitchell L. Conery, your Fund's managers, worked together as a team. They are continuing to implement the same disciplined investment strategy that built Tax-Free Pennsylvania Fund into one of the largest funds of its kind over the past 20 years.
        In the pages that follow, Mr. Coyne and Mr. Conery outline their outlook for the balance of the year. On behalf of Delaware, I thank you for your continued confidence in the Fund and I look forward to reporting to you again next spring.


Sincerely,

/s/  Wayne A. Stork
------------------------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

tax-exempt income

PERFORMANCE SUMMARY
--------------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED               CURRENT 30-DAY
                                                         AUGUST 31, 1997                  SEC YIELD
--------------------------------------------------------------------------------------------------------
Tax-Free Pennsylvania Fund A Class                          +3.10%                         4.35%
Lipper PA Municipal Bond Fund Average (66 funds)            +3.80%                         4.25%

TAX-FREE PENNSYLVANIA FUND PERFORMANCE AND THAT OF THE LIPPER FUND AVERAGE IS BASED ON NET ASSET VALUE WITHOUT THE EFFECT OF SALES CHARGES AND ASSUMES REINVESTMENT OF DIVIDENDS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE INFORMATION FOR ALL FUND CLASSES CAN BE FOUND ON PAGE 7. YIELD IS CALCULATED ACCORDING TO SECURITIES AND EXCHANGE COMMISSION GUIDELINES. THIRTY-DAY CURRENT SEC YIELD FOR B AND C CLASSES WAS 3.69% AS OF AUGUST 31, 1997.

                             1997 semi-annual report
                                                                               3

Portfolio Managers' Review

quality

Since February, federal economic statistics have provided a mixed message to Pennsylvania municipal bond investors. In the first calendar quarter of 1997, our country's output of goods and services grew at a robust 5.9% pace - the highest rate since 1988. This prompted the Federal Reserve Board to raise its target for short-term interest rates by a modest 25 basis points (0.25%) to 5.5% in an effort to forestall inflation.
        As the second and third calendar quarters of 1997 progressed, the bond market welcomed news of possible slower U.S. economic growth. Indeed, producer prices - what companies pay for raw materials and semi-finished goods - have actually fallen in recent months. By the end of August, long-term U.S. Treasury bonds yielded 6.61%, compared to more than 7% this past spring.
        During the six months ended August 31, prices of municipal securities generally outperformed U.S. Treasuries. Unlike municipal bonds, Treasuries are guaranteed by the U.S. government. The difference in yield between the highest quality municipal securities and lower quality bonds narrowed. Many issuers had success in obtaining bond insurance.

        As of August 31, some $6.8 billion worth of new bonds had been issued in Pennsylvania in calendar 1997, an amount that was 12.6% more than a year earlier, according to THE BOND BUYER, a trade publication. Competition among bond insurers to back new Pennsylvania issues was intense, illustrating the state's financial strength.

STRATEGIC POSITIONING
Your Fund seeks a high level of interest income exempt from federal, state and local taxes. To maximize income, preserve capital and increase total return, we:
* SCRUTINIZE QUALITY. As of August 31, 1997, more than half the Fund's net assets were invested in bonds rated AAA. We've been gradually reducing the percentage of the Fund's portfolio invested in unrated bonds because we believe the income advantage of these securities no longer outweighs the risks.
* INVEST WITH A MULTI-YEAR HORIZON. Historically, the Fund's portfolio turnover rate (see page 13) has been lower than its peers, as measured by Morningstar. We strive to minimize the possibility that an issuer will refinance the bond at lower interest rates by buying bonds with good call protection. This allows us to hold a bond longer.


                             1997 semi-annual report
4

TAX-FREE PENNSYLVANIA FUND
CREDIT QUALITY AND PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AUGUST 31, 1997

AAA            55%
AA          10.3 %
A           13.4 %
BBB          8.6 %
BB & B       2.2 %
Unrated     10.5 %

---------------------------------------------------
Average Effective Maturity                9.1 years
Average Effective Duration                6.1 years
Average Quality                             AA2
Average Coupon                            6.48%
Thirty Day Current SEC Yield*             4.35%

*FOR A CLASS SHARES BASED ON SECURITIES AND EXCHANGE
 COMMISSION GUIDELINES. SEC YIELD FOR B AND C CLASSES
 WAS 3.69% AS OF AUGUST 31, 1997.

APPROXIMATELY 3.6% OF THE INCOME GENERATED BY TAX-FREE PENNSYLVANIA FUND FOR THE SIX MONTHS ENDED AUGUST 31, 1997, WAS SUBJECT TO THE ALTERNATE MINIMUM TAX.

     To protect principal over the long term, we reduced your Fund's duration by more than a year to 6.1 years as of August 31. Duration measures a bond's sensitivity to interest rates. It generally indicates the probable change in a bond's price - both upward and downward - given a 1% movement in interest rates.
        Our timing was less than fortuitous because inflation remained unexpectedly benign and the Fed did not raise its short-term interest rate target beyond 5.5%. We believe the Fund's conservative posture, coupled with our efforts to improve the credit quality of your Fund's portfolio, resulted in total returns that lagged your Fund's peers during the first half. When interest rates declined, lower quality, investment-grade Pennsylvania bonds tended to outperform the highest quality issues, a development we believe is temporary.

OUTLOOK
In our opinion, some Pennsylvania bonds are currently overvalued. High-quality, long-term municipal bonds generally provided a modest level of income relative to comparable maturity U.S. Treasuries as of August 31. This leads us to be cautious for the months ahead.


outlook

                             1997 semi-annual report
                                                                               5

        If Pennsylvania bond yields rise substantially, we are prepared to be more aggressive buyers. In the meantime, we are generally focusing on higher quality issues in sectors where credit risk can be easily defined. Despite current market conditions, we are optimistic we can continue to find bonds with superior income potential at attractive prices.
        In our opinion, many hospital bonds remain undervalued, offering relatively superior yield and understandable risks. We're focusing on bonds issued on behalf of institutions that dominate a given market.
        Historically, ratings of hospital bonds have tended to be more volatile than other types of municipal bonds, according to THE BOND BUYER. However, through careful research and analysis - including meeting with hospital administrators - we believe we can distinguish the financially strong from the weak. We have positioned the Fund to benefit from what we believe will be continued industry consolidation and increased competition.
        Since February, we've also added more discount bonds to the portfolio, bonds that trade at less than face value and generally rise in price as they near maturity. Our target over the coming months will be to have between 20% and 25% of the Fund's net assets in this type of bond. We believe this has the potential to help the Fund provide more competitive returns when bond prices rise, without adding a lot of risk.

Patrick P. Coyne
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER


Mitchell L. Conery
VICE PRESIDENT
SENIOR PORTFOLIO MANAGER

September 9, 1997


YOUR FUND'S SECTOR WEIGHTINGS
---------------------------------
AUGUST 31, 1997



Pre-Refunded Bonds                                  24.5%
Hospitals                                           18.3%
Higher Education/School District                     9.6%
Pollution Control                                    8.8%
Cash                                                 0.7%
Industrial Development                               2.5%
Housing                                              4.8%
Water/Sewer                                          4.9%
Waste Disposal                                       2.2%
General Obligation Bonds                             11.2%
Other Revenue Bonds and Demand Notes                 10.3%
Transportation                                       2.2 %

Since February, your Fund's management has added more health care and discount bonds. We've also reduced our exposure to electric utility bonds.

                     1997 semi-annual report
6

TWENTY YEARS OF TAX FREEDOM
TAX-FREE PENNSYLVANIA FUND'S DIVIDEND HISTORY SINCE INCEPTION
--------------------------------------------------------------------------------
INCOME FROM A $100,000 INVESTMENT
MARCH 23, 1977, TO AUGUST 31, 1997

8/31/77      $ 1,223
8/31/78      $ 5,185
8/31/79      $ 5,743
8/29/80      $ 6,205
8/31/81      $ 7,098
8/31/82      $ 8,011
8/31/83      $ 9,281           Total Dividends = $252,729
8/31/84      $ 9,256           Account Value on August 31, 1997 = $360,565
8/30/85      $13,004
8/29/86      $12,375
8/31/87      $12,290
8/31/88      $13,109
8/31/89      $14,025
8/31/90      $14,856
8/30/91      $15,576
8/31/92      $16,307
8/31/93      $16,646
8/31/94      $17,231
8/31/95      $18,121
8/31/96      $18,442
8/29/97      $18,745

CHART ASSUMES A $100,000 INVESTMENT IN TAX-FREE PENNSYLVANIA FUND A CLASS ON MARCH 23, 1977, AND REINVESTMENT OF DISTRIBUTIONS. SOME DIVIDENDS MAY HAVE BEEN SUBJECT TO THE ALTERNATIVE MINIMUM TAX. THE CHART INCLUDES THE EFFECT OF A 3% SALES CHARGE. SALES CHARGES HAVE VARIED OVER THE LIFE OF THE FUND. THE FUND PAID TAXABLE CAPITAL GAINS OF $1,920 IN 1996 AND $4,674 IN 1997, BASED ON THIS $100,000 INVESTMENT.


TAX-FREE PENNSYLVANIA FUND PERFORMANCE
----------------------------------------------------------------------------------------------------------
Average Annual Return Through August 31, 1997

                                           LIFETIME         TEN YEARS         FIVE YEARS         ONE YEAR
----------------------------------------------------------------------------------------------------------
Class A (Est. 3/23/77)
  Excluding Sales Charge                   +6.64%            +7.66%             +6.07%           +7.64%
  Including Sales Charge                   +6.44%            +7.24%             +5.25%           +3.61%
----------------------------------------------------------------------------------------------------------
Class B  (Est. 5/2/94)
  Excluding Sales Charge                   +5.44%              -                  -              +6.79%
  Including Sales Charge                   +4.64%              -                  -              +2.79%
----------------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge                   +4.24%              -                  -              +6.79%
  Including Sales Charge                   +4.24%              -                  -              +5.79%


ALL RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS. TAX-FREE PENNSYLVANIA FUND'S RETURN AND SHARE VALUE FLUCTUATE WITH RISING AND FALLING INTEREST RATES SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. CLASS B AND CLASS C PERFORMANCE "EXCLUDING SALES CHARGE" ASSUMES THE INVESTMENT WAS NOT REDEEMED. UP TO 20% OF THE ASSETS OF THE FUND MAY BE INVESTED IN MUNICIPAL SECURITIES THAT GENERATE INCOME SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.

CLASS A SHARES HAVE A 3.75% MAXIMUM SALES CHARGE AND, FOR PERIODS AFTER JUNE 1, 1992, A 12B-1 FEE OF UP TO 0.30%.

CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. THEY ARE SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4% IF REDEEMED BEFORE THE END OF THE SIXTH YEAR.

CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

                             1997 semi-annual report
                                                                               7

Financial Statements
DELAWARE GROUP TAX-FREE PENNSYLVANIA FUND+ -
STATEMENT OF NET ASSETS -
AUGUST 31, 1997
(UNAUDITED)

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------
MUNICIPAL BONDS - 98.93%
HIGHER EDUCATION REVENUE BONDS - 7.39%
Dauphin County College Revenue (Holy Family
 College) 7.50% 12/01/19  .........................           $ 3,025,000           $ 3,121,407
Delaware County Authority University Revenue
 (Villanova University) (Escrowed to Maturity)
 9.625% 8/01/02  ..................................               430,000               488,162
 (Villanova University) 5.80% 8/01/25
 (AMBAC)  .........................................             7,000,000             7,147,630
Montgomery County Higher Education and Health
 Authority Revenue (Beaver College)
 5.85% 4/01/21 (Connie Lee) .......................             5,465,000             5,616,544
Northhampton County Higher Education Authority
 Revenue (Lehigh University)
 5.25% 11/15/21  ..................................             9,025,000             8,783,130
Pennsylvania Higher Education Facilities Authority
 College Revenue (Elizabethtown College)
 6.50% 6/15/15  ...................................             6,700,000             6,953,059
 (LaSalle University) (Escrowed to Maturity)
 9.50% 5/01/03  ...................................               370,000               420,002
 (Rosemont College) 8.00% 12/01/16 ................               250,000               250,608
 (Temple University) 5.75% 4/01/31
 (MBIA)  ..........................................             8,000,000             8,035,360
 (University of Pennsylvania)
 5.90% 9/01/15  ...................................             4,205,000             4,356,506
Pennsylvania Higher Education Facilities
 Authority State System Revenue
 5.75% 6/15/20 (AMBAC)  ...........................            17,730,000            17,983,362
Swarthmore Borough Authority
 (Swarthmore College) 7.375% 9/15/08 ..............               990,000             1,034,144
 6.00% 9/15/12  ...................................             7,000,000             7,218,050
                                                                                    -----------
                                                                                     71,407,964
                                                                                    -----------
HOSPITAL REVENUE BONDS - 18.27%
Allegheny County Hospital Development Authority
 Revenue (University of Pittsburgh Medical Center)
 5.375% 12/01/25 (MBIA)  ..........................            13,000,000            12,694,240
 5.625% 4/01/27 (MBIA)  ...........................            10,500,000            10,503,885
 (South Hills Health) 6.00% 5/01/20 ...............             1,500,000             1,532,160
Delaware County Authority Revenue Health Facilities
 (Mercy Health Corp.) 6.00% 12/15/26 ..............             3,500,000             3,519,565
Monroeville Hospital Authority Revenue
 (Forbes Health System) 7.00% 10/01/13 ............             7,000,000             7,581,560
Pennsylvania Higher Education Facilities
 Authority Health Services Revenue
 (University of Pennsylvania)
 5.75% 1/01/22  ...................................            20,000,000            20,372,200

-----------
+ The Fund's legal name is DMC Tax-Free Income Trust - Pennsylvania.

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------
MUNICIPAL BONDS (CONTINUED)
HOSPITAL REVENUE BONDS (CONTINUED)
Philadelphia Hospitals & Higher Education
 Facilities Authority Hospital Revenue
 (Albert Einstein Medical Center)
 7.625% 4/01/11  .................................           $ 19,110,000           $ 20,225,069
 (Children's Hospital of Philadelphia)
 5.00% 2/15/21  ..................................              5,200,000              4,827,264
 5.50% 2/15/22  ..................................              5,600,000              5,599,776
 (Children's Seashore House Series A)
 7.00% 8/15/17  ..................................              3,100,000              3,322,580
 (Children's Seashore House Series B)
 7.00% 8/15/22  ..................................              2,100,000              2,246,076
 (Jeanes Health System Project)
 6.85% 7/01/22  ..................................             18,020,000             19,078,495
 (Presbyterian Medical Center)
 (Escrowed to Maturity)
 6.65% 12/01/19  .................................             13,000,000             15,032,160
 (Roxborough Memorial Hospital)
 7.25% 3/01/24  ..................................             12,355,000             12,416,775
 (Temple University Hospital)
 6.625% 11/15/23  ................................             16,500,000             17,508,810
Sayre-Health Care Facilities (VHA of Pennsylvania,
 Inc.) (Capital Asset Financing Program-Guthrie
 Medical Center)
 Series A 7.625% 12/01/15 (AMBAC) ................              1,000,000              1,088,690
 Series B 7.625% 12/01/15 (AMBAC) ................              2,490,000              2,710,838
 Sayre-Health Care Facilities
 (Guthrie Healthcare Systems)
 Series 91A, 6.00% 3/01/21(AMBAC) ................              7,000,000              7,127,540
Scranton-Lackawanna Health and Welfare Authority
 (Allied Services Rehabilitation Hospitals)
 7.60% 7/15/20  ..................................              5,640,000              6,067,456
 (Moses Taylor Hospital)
 6.15% 7/01/14  ..................................              3,000,000              3,007,170
                                                                                    ------------
                                                                                     176,462,309
                                                                                    ------------
HOUSING REVENUE BONDS - 4.83%
Montgomery County Multi-Family Housing
 (KBF Associates Project)
 6.50% 7/01/25  ..................................             20,810,000             20,870,557
 7.25% 7/01/25  ..................................             15,185,000             15,208,689
Pennsylvania Housing Finance Agency
 7.50% 10/01/10  .................................              1,250,000              1,326,313
 7.45% 4/01/16 (FHA)  ............................              1,545,000              1,616,858
 6.15% 4/01/27 (FHA/VA)  .........................              5,000,000              5,188,500

                             1997 semi-annual report
8

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------

MUNICIPAL BONDS (CONTINUED)
HOUSING REVENUE BONDS (CONTINUED)
Philadelphia Redevelopment Authority Home
 Improvement Series 86A
 7.375% 6/01/03 (FHA)  ...........................           $ 1,570,000           $ 1,595,874
Pittsburgh Urban Redevelopment Authority
 Mortgage Revenue Series 87B
 8.30% 4/01/17  ..................................               800,000               824,976
                                                                                   -----------
                                                                                    46,631,767
                                                                                   -----------
INDUSTRIAL DEVELOPMENT
 REVENUE BONDS - 2.50%
Delaware County Pennsylvania Industrial
 Development Authority Revenue
 Series A 6.10% 7/01/13  .........................            12,000,000            12,538,680
 Series A 6.20% 7/01/19  .........................             9,000,000             9,401,760
Philadelphia Pennsylvania Authority for Industrial
 Development Industrial and Commercial Revenue
 (Girard Estates Facilities Leasing Project)
 5.00% 5/15/19  ..................................             2,400,000             2,251,728
                                                                                   -----------
                                                                                    24,192,168
                                                                                   -----------
POLLUTION CONTROL
 REVENUE BONDS - 8.83%
Beaver County Industrial Development Authority
 Pollution Control Revenue
 (Cleveland Electric Project) 7.625% 5/1/25 ......             8,500,000             9,568,280
 7.75% 7/15/25  ..................................            10,000,000            11,357,500
Cambria County Industrial Development Authority
 Pollution Control Revenue (Pennsylvania Electric
 Project ) 5.35% 11/01/10 (MBIA) .................             3,500,000             3,609,970
Delaware County Industrial Development Authority
 Pollution Control Revenue
 (Philadelphia Electric Co.) 7.375% 4/01/21 ......            10,250,000            11,156,305
Lehigh County Industrial Development Authority
 Pollution Control Revenue
 6.40% 11/01/21 (MBIA)  ..........................             7,000,000             7,462,910
 5.50% 2/15/27 (MBIA)  ...........................            15,500,000            15,124,280
 6.40% 9/01/29 (MBIA)  ...........................            15,000,000            16,134,150
Montgomery County Industrial Development
 Authority Pollution Control Revenue (Philadelphia
 Electric Co.) 6.70% 12/01/21 (MBIA) .............            10,000,000            10,875,800
                                                                                   -----------
                                                                                    85,289,195
                                                                                   -----------

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------

  MUNICIPAL BONDS (CONTINUED)
**PRE-REFUNDED BONDS - 24.48%
  Allegheny County, Pennsylvania Sanitary
   Authority Revenue
   Series 86A, 7.50% 12/1/16-99 (FGIC) .......           $ 1,780,000           $ 1,880,552
   Series 86B, 7.50% 12/1/16-99 (FGIC) .......             4,020,000             4,247,090
   Series 91C, 6.50% 12/1/16-99 (FGIC) .......             4,500,000             4,870,665
  Berks County Municipal Authority Revenue
   (The Highlands at Wyomissing Project)
   9.125% 10/01/17-97  .......................             4,000,000             4,015,640
  Bucks County Water and Sewer Authority
   Revenue (Collection Sewer System)
   7.00% 12/01/19-97 (FGIC)  .................             4,240,000             4,272,818
  Delaware County Authority University Revenue
   (Haverford College)
   7.375% 11/15/20-00 (MBIA)  ................             3,275,000             3,629,683
  Delaware River Joint Toll Bridge Commission
   Bridge System Revenue
   7.875% 07/01/18-98  .......................             4,600,000             4,837,682
  Doylestown Hospital Authority
   (Doylestown Hospital)
   Series C, 6.90% 7/1/19-99 (AMBAC) .........             1,750,000             1,867,670
  Harrisburg Water Authority Revenue
   7.00% 07/15/15-01 (FGIC)  .................            12,000,000            13,118,880
  Harrisburg Water and Sewer Authority Revenue
   (Daulphin County) Series 88A 8.00%
   11/01/12-5/01/98 (AMBAC)  .................             6,000,000             6,161,820
  Huntingdon Borough General Obligation
   7.50% 12/01/17-97  ........................               875,000               882,700
  Lackawanna County Multi-Purpose Stadium
   Authority Revenue Guaranteed
   8.625% 08/15/07-98  .......................               660,000               708,107
  Pennsylvania Higher Educational Facilities
   Authority College & University Revenue
   (Hahnemann University)
   6.90% 7/01/21-01 (MBIA)  ..................            13,000,000            14,400,360
   (Holy Family College)
   8.00% 12/01/06-98  ........................               380,000               397,959
   (The Medical College of Pennsylvania)
   7.50% 3/01/14-99  .........................             1,000,000             1,049,440
  Pennsylvania Intergovernmental Cooperative
   Authority Special Tax Revenue
   (City of Philadelphia Funding Program)
   6.80% 06/15/22-02  ........................             2,125,000             2,337,713
  Pennsylvania State Turnpike Commission
   Turnpike Revenue
   Series D, 7.625% 12/01/17-98 (FGIC) .......             3,500,000             3,718,505
   Series E, 7.55% 12/01/17-99 (MBIA) ........               495,000               540,213
   Series I, 7.20% 12/01/17-01 (FGIC) ........             8,915,000            10,037,131
   Series J, 7.20% 12/01/17-01 (FGIC) ........             8,995,000            10,127,201
   Series K, 7.50% 12/01/19-99 ...............            10,000,000            10,902,800
  Pennsylvania State University Revenue
   Series 89, 6.75% 7/01/14-99 ...............            14,195,000            15,099,505

                             1997 semi-annual report

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------

  MUNICIPAL BONDS (CONTINUED)
**PRE-REFUNDED BONDS (CONTINUED)
  Philadelphia Regional Port Authority
   Lease Revenue
   7.15% 8/01/20-00 (MBIA)  .....................           $ 16,315,000           $ 17,572,560
  Philadelphia Water & Sewer Revenue
   7.00% 8/01/18-01  ............................             20,650,000             22,596,263
  Puerto Rico (Commonwealth of) General
   Obligation 8.00% 7/01/07-98 ..................              2,545,000              2,683,346
   7.25% 7/01/10-00  ............................              1,370,000              1,504,466
   7.75% 7/01/13-98  ............................             12,775,000             13,443,771
   7.75% 7/01/17-99  ............................              7,700,000              8,317,232
   6.50% 7/01/18-99  ............................              2,745,000              2,866,878
  Sewickley Valley Hospital Authority Refunding
   (Sewickley Valley Hospital Project)
   7.50% 10/01/06-99  ...........................              1,295,000              1,404,117
  Swarthmore Borough Authority
   (Swarthmore College)
   7.375% 9/15/20-00  ...........................             14,000,000             15,312,920
   7.375% 9/15/08-98  ...........................              1,810,000              1,899,921
  University Area Joint Authority Water and Sewer
   Revenue 7.10% 9/01/20-00 (MBIA) ..............              6,000,000              6,519,720
  Upper Darby Township (Delaware County)
   General Obligation 7.875% 7/15/18-98 .........              4,345,000              4,491,861
  Washington County Authority Revenue
   (Shadyside Hospital) Series 85D,
   7.45% 12/15/18-00 (AMBAC)  ...................              7,500,000              8,333,100
  York County Hospital Revenue Authority (York
   Hospital)7.00% 07/01/21-01 (AMBAC) ...........              9,500,000             10,435,370
                                                                                   ------------
                                                                                    236,485,659
                                                                                   ------------
  SCHOOL AUTHORITY/
   DISTRICT BONDS - 2.21%
  Abington School District
   6.00% 5/15/26 (FGIC)  ........................              6,000,000              6,276,300
  Altoona Area School District (Blair County)
   (Escrowed to Maturity)
   10.00% 6/15/98  ..............................                120,000                123,521
  Bensalem Township School District
   General Obligation
   5.875% 7/15/16 (FGIC)  .......................              2,900,000              3,010,258
  Lakeland School District General Obligation
   (Lackawanna County) 9.50% 8/15/10 ............                145,000                146,335
  Philadelphia Pennsylvania School District
   General Obligation
   5.375% 4/01/22 (AMBAC)  ......................             10,625,000             10,362,775
  Pottsville Area School District (Escrowed to
   Maturity) 9.375% 5/01/06 (AMBAC) .............                900,000              1,153,359
  Southmoreland School District (Escrowed to
   Maturity) 10.50% 10/01/97 (AMBAC) ............                245,000                246,205
                                                                                   ------------
                                                                                     21,318,753
                                                                                   ------------
  STATE GENERAL OBLIGATION BONDS - 1.83%
  Pennsylvania State First Series General
   Obligation 5.50% 5/01/13 (FGIC) ..............              8,025,000              8,245,928
   5.375% 5/15/16 (FGIC)  .......................              9,340,000              9,388,194
                                                                                   ------------
                                                                                     17,634,122
                                                                                   ------------

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------

MUNICIPAL BONDS (CONTINUED)
TRANSPORTATION REVENUE BONDS - 2.18%
Allegheny County Pennsylvania Airport Revenue
 (Pittsburgh International Airport)
 5.25% 1/01/16  ..................................           $ 7,500,000           $ 7,209,300
Pennsylvania State Turnpike Commission
 Turnpike Revenue
 Series L 6.25% 6/01/11 (AMBAC) ..................             9,000,000             9,659,340
 Series N 6.50% 12/01/13  ........................             3,000,000             3,226,800
 Series N 5.50% 12/01/17 (MBIA) ..................             1,000,000             1,000,280
                                                                                   -----------
                                                                                    21,095,720
                                                                                   -----------
WASTE DISPOSAL REVENUE BONDS - 2.23%
Greater Lebanon Refuse Authority Revenue Refunding
 (Lancaster County) 7.00% 11/15/04 ...............             1,200,000             1,295,436
York County Solid Waste and Refuse Authority
 Revenue 8.20% 12/01/14  .........................            19,500,000            20,256,600
                                                                                   -----------
                                                                                    21,552,036
                                                                                   -----------
WATER & SEWER REVENUE BONDS - 4.93%
Allegheny County Pennsylvania Sanitation Authority
 Sewer Revenue 5.375% 12/01/24 ...................            10,000,000             9,754,700
Dauphin County Industrial Development Authority
 Water Development Revenue Series 92B
 6.70% 6/01/17  ..................................             1,750,000             2,007,705
Philadelphia Water and Waste Water Revenue
 5.00% 6/15/16 (CGIC)  ...........................            11,040,000            10,409,947
 5.60% 8/01/18 (MBIA)  ...........................             9,870,000             9,876,810
Pittsburgh Water and Sewer Revenue
 4.90% 9/01/07 (FGIC)  ...........................             4,785,000             4,803,805
 (Escrowed to Maturity)
 7.25% 9/01/14 (FGIC)  ...........................             9,000,000            10,764,630
                                                                                   -----------
                                                                                    47,617,597
                                                                                   -----------
OTHER GENERAL OBLIGATION BONDS - 9.35%
Chester County General Obligation
 5.45% 11/01/16  .................................             3,400,000             3,446,206
Falls Township General Obligation
 7.00% 12/15/10 (MBIA)  ..........................             3,000,000             3,254,640
Montgomery County General Obligation Series B
 5.375% 10/15/25  ................................             9,975,000             9,967,120
New Morgan General Obligation
 Guaranteed Revenue
 8.00% 11/01/05  .................................             9,245,000             9,711,318
Philadelphia General Obligation
 5.00% 5/15/25 (MBIA)  ...........................            16,690,000            15,375,663
Pittsburgh General Obligation Series A
 5.20% 3/01/10 (FGIC)  ...........................            32,580,000            32,897,655
Puerto Rico (Commonwealth of) General Obligation
 8.00% 7/01/07  ..................................               715,000               748,991
 5.75% 7/01/17  ..................................            11,000,000            11,245,300
 6.00% 7/01/22  ..................................             3,585,000             3,652,864
                                                                                   -----------
                                                                                    90,299,757
                                                                                   -----------


                             1997 semi-annual report
10

--------------------------------------------------------------------------------------------------
                                                                Principal            Market
                                                                 Amount              Value
                                                           ---------------------------------------

   MUNICIPAL BONDS (CONTINUED)
   OTHER REVENUE BONDS - 9.90%
   Cambria County Hospital Development Authority
    Health Care Revenue (Allegheny Lutheran
    Ministries Project) 8.25% 6/15/17 ...........           $  3,250,000           $  3,486,860
   Chester Pennsylvania Guaranteed Community
    Revenue 7.25% 12/01/05  .....................             12,365,000             12,431,400
   Delaware County Authority Revenue
    (Main Line & Haverford Nursing and
    Rehabilitation Center) 9.00% 8/01/22 ........              2,000,000              2,239,700
   Delaware River Port Authority
    6.50% 1/01/08 (AMBAC)  ......................              5,000,000              5,142,400
    5.50% 1/01/26 (FGIC)  .......................             15,000,000             15,033,750
   Erie Western Pennsylvania Port Authority
    General Revenue 6.25% 6/15/10 ...............              1,365,000              1,426,029
   Pennsylvania Intergovernmental Cooperative
    Authority Special Tax Revenue
    (City of Philadelphia Funding Program)
    5.50% 6/15/20 (FGIC)  .......................              8,000,000              7,927,440
    5.00% 6/15/22 (MBIA)  .......................             14,345,000             13,343,002
   Philadelphia Authority For Industrial
    Development Revenue
    (American Fiber Supply Project)
    8.00% 12/01/19  .............................             15,900,000              7,155,000
    (Cathedral Village) 7.25% 4/01/15 ...........              2,000,000              2,046,500
    (Stapeley Hall) 6.60% 1/01/16 ...............              5,250,000              5,290,950
  *Philadelphia Gas Works Revenue
    5.525% 1/01/12 (AMBAC)  .....................              2,500,000              1,144,375
   Philadelphia Parking Authority
    5.25% 9/01/10 (AMBAC)  ......................              4,875,000              4,944,323
    5.50% 9/01/18 (AMBAC)  ......................              6,250,000              6,226,813
   Puerto Rico Public Buildings Authority Revenue
    5.00% 7/01/27 (AMBAC)  ......................              6,300,000              5,928,048
  *Westmoreland County Municipal Authority
   Municipal Service Revenue A
    5.617% 8/15/23  .............................              8,000,000              1,898,960
                                                                                   ------------
                                                                                     95,665,550
                                                                                   ------------
   Total Municipal Bonds
    (cost $909,313,919)  ........................                                   955,652,597
                                                                                   ------------

***VARIABLE RATE DEMAND NOTES - 0.53%
   Harrisburg Pennsylvania
    3.50% 9/01/97  ..............................              3,400,000              3,400,000
   Washington County Lease Authority Revenue
    3.45% 9/15/97  ..............................                550,000                550,000
   Washington County Eye & Ear Revenue
    3.45% 9/15/97  ..............................                600,000                600,000
   Washington County PA Eye
    3.45 9/15/97  ...............................                550,000                550,000
                                                                                   ------------
   Total Variable Rate Demand Notes
    (cost $5,100,000)  ..........................                                     5,100,000
                                                                                   ------------

------------------------------------------------------------------------------------------
                                                                              Market
                                                                              Value
                                                                      ------------------

TOTAL MARKET VALUE OF SECURITIES - 99.29%
 (cost $914,413,919)  .........................................              $960,752,597
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.71%  ..................................                 5,208,970
                                                                             ------------
NET ASSETS APPLICABLE TO 112,202,830
 TAX-FREE PENNSYLVANIA FUND A CLASS SHARES,
 4,291,894 TAX-FREE PENNSYLVANIA FUND
 B CLASS SHARES AND 250,691 TAX-FREE
 PENNSYLVANIA FUND C CLASS SHARES OUTSTANDING;
 EQUIVALENT TO $8.27 PER SHARE - 100.00% ......................              $965,961,567
                                                                             ============

------------
AMBAC - Insured by AMBAC Indemnity Corporation.
CGIC - Insured by the Capital Guaranty Insurance Company.
Connie Lee - Insured by College Construction Insurance Association.
FGIC - Insured by the Financial Guaranty Insurance Company.
FHA/VA - Insured by the Federal Housing Administration/Veterans Administration. MBIA - Insured by the Municipal Bond Insurance Association.
-----------------
  *The interest rate shown for this security is the effective yield.
 **For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.
***Variable Rate Demand Notes - The interest rate shown is the rate as of
   August 31, 1997 and the maturity shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
----------------
COMPONENTS OF NET ASSETS AT AUGUST 31, 1997:
Capital shares (unlimited authorization-no par) ...............   $ 919,960,744
Accumulated net realized loss on investments ..................        (337,855)
Net unrealized appreciation of investments ....................      46,338,678
                                                                  -------------
Total net assets ..............................................   $ 965,961,567
                                                                  =============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
 TAX-FREE PENNSYLVANIA FUND A
CLASS - AUGUST 31, 1997 :
Net asset value A Class(A)  ...................................       $   8.27
Sales Charge (3.75% of offering price or 3.87%, of the amount
invested per share)(B).........................................           0.32
                                                                      --------
Offering price ................................................       $   8.59
                                                                      ========
--------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes

                             1997 semi-annual report

DMC TAX-FREE INCOME TRUST -
PENNSYLVANIA
STATMENT OF  OPERATIONS
SIX MONTHS ENDED AUGUST 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest........................................................    $30,608,821

EXPENSES:
Management fees ($2,807,585)
 and directors' fees ($11,635) ..................  2,819,220
Distribution expenses. . . . . ..................  1,121,376
Dividend disbursing and transfer agent
 fees and expenses...............................    306,763
Accounting fees and salaries ....................    244,071
Reports and statements to shareholders ..........     80,647
Professional fees................................     33,777
Registration fees................................      9,556
Other............................................     30,633          4,646,043
                                                    --------        -----------
NET INVESTMENT INCOME............................                    25,962,778
                                                                    -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized loss from security transactions ....                    (1,756,108)
Net change in appreciation of investments
 during the period...............................                     5,885,951
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS..................................                     4,129,843
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS.................................                   $30,092,621
                                                                    ===========

                             See accompanying notes

DCM TAX-FREE INCOME TRUST -
PENNSYLVANIA
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                   YEAR ENDED
                                                            8/31/97                    2/28/97
                                                          (UNAUDITED)
                                                       ---------------------------------------------
INCREASE (DECREASE) IN
 NET ASSETS FROM OPERATIONS:
Net investment income .......................           $    25,962,778            $    54,379,536
Net realized gain (loss) on investments .....                (1,756,108)                10,401,047
Net change in unrealized appreciation
 on investments .............................                 5,885,951                (24,151,527)
                                                        ---------------            ---------------
Net increase in net assets
 resulting from operations ..................                30,092,621                 40,629,056
                                                        ---------------            ---------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Tax-Free Pennsylvania Fund A Class .........               (25,149,750)               (53,105,291)
 Tax-Free Pennsylvania Fund B Class .........                  (777,304)                (1,244,693)
 Tax-Free Pennsylvania Fund C Class .........                   (35,723)                   (29,552)
Net realized gain from security transactions:
 Tax-Free Pennsylvania Fund A Class .........                      --                  (13,225,478)
 Tax-Free Pennsylvania Fund B Class .........                      --                     (396,374)
 Tax-Free Pennsylvania Fund C Class .........                      --                       (9,434)
                                                        ---------------            ---------------
                                                            (25,962,777)               (68,010,822)
                                                        ---------------            ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Tax-Free Pennsylvania Fund A Class .........                16,728,298                 65,667,678
 Tax-Free Pennsylvania Fund B Class .........                 4,899,344                 12,305,523
 Tax-Free Pennsylvania Fund C Class .........                 1,193,617                  1,342,106
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on security transactions:
 Tax-Free Pennsylvania Fund A Class .........                14,489,402                 39,316,223
 Tax-Free Pennsylvania Fund B Class .........                   476,135                  1,091,578
 Tax-Free Pennsylvania Fund C Class .........                    32,549                     34,499
                                                        ---------------            ---------------
                                                             37,819,345                119,757,607
                                                        ---------------            ---------------
Cost of shares repurchased:
 Tax-Free Pennsylvania Fund A Class .........               (61,022,689)              (126,832,263)
 Tax-Free Pennsylvania Fund B Class .........                (1,703,723)                (2,023,820)
 Tax-Free Pennsylvania Fund C Class .........                  (344,596)                  (308,635)
                                                        ---------------            ---------------
                                                            (63,071,008)              (129,164,718)
                                                        ---------------            ---------------
Increase in assets derived from capital
 share transactions .........................               (25,251,663)                (9,407,111)
                                                        ---------------            ---------------

NET (DECREASE) IN NET ASSETS ................               (21,121,819)               (36,788,877)

NET ASSETS:
Beginning of year ...........................               987,083,386              1,023,872,263
                                                        ---------------            ---------------
End of year .................................           $   965,961,567            $   987,083,386
                                                        ===============            ===============

                               See accompanying notes

                               1997 semi-annual report

DELAWARE GROUP TAX FREE PENNSYLVANIA FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Trust outstanding throughout each period was as follows:



                                                          Tax-Free Pennsylvania Fund A Class
                                         --------------------------------------------------------------------
                                           Six Months     Year         Year         Year        Year        Year
                                             Ended        Ended        Ended        Ended       Ended       Ended
                                            8/31/97      2/28/97      2/29/96      2/28/95     2/28/94      2/28/93
                                          (Unaudited)

Net asset value, beginning of period.....  $8.2400      $8.4600        $8.180       $8.610        $8.630      $8.110

Income from investment operations:
 Net investment income...................    0.221        0.456         0.476        0.494         0.496       0.514
 Net realized and unrealized gain (loss)
  from investments.......................    0.030       (0.105)        0.330       (0.430)       (0.020)      0.520
                                           -------      -------        ------       ------        ------      ------
 Net increase in net assets from
  investment operations..................    0.251        0.351         0.806        0.064         0.476       1.034
                                           -------      -------        ------       ------        ------      ------

Less dividends and distributions:
 Dividends from net investment income ...   (0.221)      (0.456)       (0.476)      (0.494)       (0.496)     (0.514)
 Distributions from net realized gain
  on security transactions. . ...........       -        (0.115)       (0.050)        none          none        none
                                           -------      -------        ------       ------        ------      ------
Total dividends and distributions .......   (0.221)      (0.571)       (0.526)      (0.494)       (0.496)     (0.514)
                                           -------      -------        ------       ------        ------      ------

Net asset value, end of period ..........   $8.270       $8.240        $8.460       $8.180        $8.610      $8.630
                                           =======      =======        ======       ======        ======      ======

Total return(1)..........................     3.10%        4.35%        10.08%        0.91%         5.64%      13.20%

Ratios and supplemental data:
 Net assets, end of period (000 omitted). $928,376     $954,258    $1,002,888     $976,313    $1,026,903    $940,616
 Ratio of expenses to average net assets.     0.92%        0.91%         0.90%        0.90%         0.88%       0.83%
 Ratio of net investment income
  to average net assets..................     5.35%        5.52%         5.67%        6.03%         5.70%       6.18%
 Portfolio turnover......................       27%          27%           25%          18%           14%         11%

-------------------
(1) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                                 1997 semi-annual report

--------------------------------------------------------------------------------
Selected data for each share of the Trust outstanding throughout each period was as follows:

                                            Tax-Free Pennsylvania Fund B Class             Tax-Free Pennsylvania Fund C Class
                                       -----------------------------------------------    ------------------------------------

                                        Six Months                             5/2/94(1)  Six Months                11/29/95(1)
                                          Ended      Year Ended   Year Ended     to         Ended      Year Ended      to
                                         8/31/97      2/28/97      2/29/96      2/28/95     8/31/97      2/28/97    11/30/95
                                       (Unaudited)                                        (Unaudited)
Net asset value, beginning of period ..  $8.240       $8.460       $8.180       $8.310      $8.240       $8.460       $8.510

Income from investment operations:
 Net investment income ................   0.194        0.390        0.408        0.353       0.194        0.390        0.102
 Net realized and unrealized gain (loss)
  from investments ....................   0.030       (0.105)       0.330       (0.130)      0.030       (0.105)         -
                                         ------       ------       ------       ------      ------       ------       ------
 Net increase in net assets from
  investment operations. ..............   0.224        0.285        0.738        0.223       0.224        0.285        0.102
                                         ------       ------       ------       ------      ------       ------       ------

Less dividends and distributions:
 Dividends from net
  investment income....................  (0.194)      (0.390)      (0.408)      (0.353)     (0.194)      (0.390)      (0.102)
 Distributions from net realized gain
  on security transactions.............     -         (0.115)      (0.050)         -           -         (0.115)      (0.050)
                                         ------       ------       ------       ------      ------       ------       ------
 Total dividends and distributions ....  (0.194)      (0.505)      (0.458)      (0.353)     (0.194)      (0.505)      (0.152)
                                         ------       ------       ------       ------      ------       ------       ------

Net asset value, end of period ........  $8.270       $8.240       $8.460       $8.180      $8.270       $8.240       $8.460
                                         ======       ======       ======       ======      ======       ======       ======

Total return(2)........................    2.69%        3.52%        9.19%        2.79%       2.69%        3.52%        1.19%

Ratios and supplemental data:
 Net assets, end of period
  (000 omitted)........................ $35,512      $31,644      $20,861      $10,239      $2,074       $1,181         $123
 Ratio of expenses to
  average net assets...................    1.72%        1.71%        1.71%        1.73%       1.72%        1.71%        1.71%
 Ratio of net investment income
  to average net assets................    4.55%        4.72%        4.86%        5.20%       4.55%        4.72%        4.86%
 Portfolio turnover....................      27%          27%          25%          18%         27%          27%          25%

--------------------
(1) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(2) Does not include maximum sales charge of 3.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

                              1997 semi-annual report

DMC Tax-Free Income Trust - Pennsylvania
Notes to Financial Statements
August 31, 1997
(Unaudited)


DMC Tax-Free Income Trust-Pennsylvania (the "Trust") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Trust is organized as a Pennsylvania business trust and offers three classes of shares. The Tax-Free Pennsylvania Fund A Class carries a front-end sales charge of 3.75%. The Tax-Free Pennsylvania Fund B Class carries a back-end deferred sales charge and The Tax-Free Pennsylvania Fund C Class carries a level load deferred sales charge. The Trust's objective is to seek a high level of current interest income exempt from federal income tax and Pennsylvania state and local taxes, consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds:

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds, including the Trust, within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue disc ounts are accreted to interest income over the lives of the respective securities. The Trust declares dividends from net investment income daily and pays monthly capital gains, if any, annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million and 0.55% on the average daily net assets over $750 million, less all amounts paid to the trustees.

The Trust has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended August 31, 1997, the Trust expensed $306,763, for dividend disbursing and transfer agent services and $167,908 for accounting services. At August 31, 1997 the Trust had a liability for such fees and other expenses payable to DSC for $46,000.

Pursuant to the Distribution Agreement, the Trust pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the six months ended August 31, 1997, the Funds had a liability for distribution fees and other expenses payable to DDLP of $179,800 and DDLP earned $75,071, for commissions on sales of the Tax-Free Pennsylvania Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Trust. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended August 31, 1997, the Trust made purchases of $130,499,738 and sales of $159,167,846 of investment securities other than temporary cash investments.

At August 31, 1997, the aggregate cost of securities for federal income tax purposes was $914,413,919.

At August 31, 1997, unrealized appreciation for federal income tax purposes aggregated $46,338,678 of which $55,381,744 related to unrealized appreciation of securities and $9,043,066 related to unrealized depreciation of securities.

4. Trust Shares
Transactions in Trust shares were as follows:

                                             SIX MONTHS
                                               ENDED          YEAR ENDED
                                              8/31/97           2/28/97
                                             ----------       ----------
Shares sold:
Tax-Free Pennsylvania Fund A Class ..       2,038,951           7,949,608
Tax-Free Pennsylvania Fund B Class ..         599,287           1,488,828
Tax-Free Pennsylvania Fund C Class ..         145,344             161,709

Shares issued upon reinvestment of
 dividends from net investment income
 and realized gains:
 Tax-Free Pennsylvania Fund A Class..       1,765,413           4,765,329
 Tax-Free Pennsylvania Fund B Class..          58,007             132,364
 Tax-Free Pennsylvania Fund C Class..           3,957               4,184
                                            ---------          ----------
                                            4,610,959          14,502,022
                                            ---------          ----------

Shares repurchased:
 Tax-Free Pennsylvania Fund A Class..      (7,443,177)        (15,397,947)
 Tax-Free Pennsylvania Fund B Class..        (206,846)           (245,114)
 Tax-Free Pennsylvania Fund C Class..         (42,039)            (37,039)
                                            ---------          ----------
                                           (7,692,062)        (15,680,100)
Net Decrease ........................      (3,081,103)         (1,178,078)
                                           ==========          ==========

5. Lines of Credit
The Trust has a committed line of credit for $24.3 million. No amount was outstanding at August 31, 1997, or at any time during the fiscal year.

6. Concentrations of Credit Risk
The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statement of Net Assets.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF TAX-FREE PENNSYLVANIA FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

(photo of globes)

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
========
Philadelphia o London

Printed in the USA on
recycled paper

(238)
SA-007 [8/97] PP10/97